UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 9, 2010

(Date of earliest event reported):

INNODATA ISOGEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22196	13-3475943
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Three University Plaza	07601
Hackensack, NJ 07601	(Zip Code)
(Address of principal executive offices)

(201) 371-8000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Innodata Isogen, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 9, 2010.The following matters set forth in the Company’s Proxy Statement dated April 26, 2010 were voted upon with the results indicated below:

Proposal #1- Election of Directors:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Jack S. Abuhoff	10,886,314	1,332,678	11,324,588
Haig S. Bagerdjian	11,195,583	1,023,409	11,324,588
Louise C. Forlenza	11,490,697	728,295	11,324,588
Stewart R. Massey	11,822,356	396,636	11,324,588
Todd H. Solomon	9,797,811	2,421,181	11,324,588
Anthea C. Stratigos	8,506,700	3,712,292	11,324,588

Proposal #2- Ratification of the appointment of J.H. Cohn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010:

FOR	AGAINST	ABSTAIN
23,332,535	128,641	82,404

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNODATA ISOGEN, INC.

Date: June 10, 2010	By:	/s/ Amy R. Agress
Amy R. Agress
Vice President and General Counsel